MARKET STREET FUND

     Supplement dated November 28, 2001 to the prospectus dated May 1, 2001.


This supplement describes the "manager of managers" approach used by Market Street Investment Management Company in providing investment advisory services to the Portfolios of Market Street Fund. It revises relevant information in your prospectus under "About the Other Portfolios" on page 17 and "Management" on page 39. Please read this supplement carefully and keep it with your prospectus for future reference.


As the investment adviser to each of the Portfolios of Market Street Fund (the "Fund"), Market Street Investment Management Company ("MSIM") uses a "manager of managers" approach for the Portfolios through which MSIM allocates each of the Portfolio's assets to one or more investment subadvisers who specialize in the investment strategies that are intended to assist the Portfolio in achieving that Portfolio's investment goals. While MSIM has "manager of managers" authority for the Money Market Portfolio, MSIM is not currently using that authority with respect to the Money Market Portfolio but may do so in the future. For the All Pro Portfolios, MSIM allocates each of the Portfolio's assets among two or more "specialist" investment subadvisers. (See "Introduction To the All Pro Portfolios" on page 3 of your prospectus.)

MSIM selects subadvisers for the Portfolios based on a continuing quantitative and qualitative evaluation of the subadvisers' skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating investment subadvisers, and, therefore, MSIM does not anticipate frequent changes in investment subadvisers. Criteria for employment of investment subadvisers include, but are not limited to, proven discipline and thoroughness in pursuit of stated investment objectives, long term above-average performance, an ability to preserve capital in declining markets, and the expertise and level of service of the investment subadviser's staff and organization. Investment subadvisers may have different investment styles and security selection disciplines.

With respect to the All Pro Portfolios, MSIM selects subadvisers that MSIM believes can invest segments of the Portfolio in a manner such that the Portfolio overall will have characteristics and performance dynamics similar to the applicable Wilshire-style benchmark index. To this end, MSIM may select subadvisers that specialize in some, but not necessarily all, of the securities comprising the benchmark index. By using more than one subadviser, MSIM can acquire the expertise believed to result in optimal performance for the Portfolio, if necessary. (See "Introduction To the All Pro Portfolios" on page 3 of your prospectus.)

MSIM monitors the performance of each investment subadviser and of each Portfolio. To the extent MSIM deems it appropriate to achieve a Portfolio's investment objective, MSIM reallocates Portfolio assets among individual subadvisers or recommends to the Fund's Board of Trustees that a Portfolio employ or terminate particular investment subadvisers. Pursuant to the Fund's "manager of managers" authority, the Fund's Board of Trustees and MSIM may employ or terminate subadvisers without shareholder approval. In the event that a new subadviser is employed for a Portfolio or a Portfolio segment, investors in that Portfolio will be sent information about the subadviser. Typically, a new subadviser will restructure the investment holdings of the Portfolio segment in accordance with the new subadviser's investment style and approach. Accordingly, for a new subadviser who manages 50% of the total Portfolio's assets, the result could be a portfolio turnover rate up to 50% of that Portfolio. Higher portfolio turnover rates cause increased brokerage expenses and other acquisition costs, which, in turn, can have a negative impact on the Portfolio's short-term performance. MSIM believes that a new subadviser's longer-term performance can more than compensate for the increased brokerage expenses and other acquisition costs.

MSIM has retained Wilshire Associates, Incorporated ("Wilshire"), as an investment management consultant to assist MSIM in identifying and evaluating the performance of potential subadvisers for each of the All Pro Portfolios and the Mid Cap Growth and Bond Portfolios. Wilshire does not participate in the selection of portfolio securities for any Portfolio or in any way participate in the day-to-day management of the Portfolios or the Fund. Wilshire assists MSIM in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers. Wilshire also assists MSIM in performing similar ongoing quantitative analysis of the performance of the subadvisers of the All Pro Portfolios and the Mid Cap Growth and Bond Portfolios and in determining whether changes in a subadviser would be desirable for any of these Portfolios. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica CA 90401.